                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2001

                                     [LOGO]
                                    KEYCORP
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Ohio                                    0-850                                   34-6542451
-------------------------------       ------------------------------------      -------------------------------------
 (State or other jurisdiction               Commission File Number              (I.R.S. Employer Identification No.)
     of incorporation or
        organization)


  127 Public Square, Cleveland, Ohio                                                           44114-1306
----------------------------------------                                           -----------------------------------
    (Address of principal executive                                                            (Zip Code)
               offices)


       Registrant's telephone number, including area code: (216) 689-6300

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On May 17, 2001, the Registrant issued a press release announcing: (a) the election of Henry L. Meyer III to the post of chairman, (b) the election of Thomas C. Stevens to the Board of Directors and (c) the Board's approval of a business plan to sharpen the Registrant's strategic focus and business performance. This press release, dated May 17, 2001, is attached as Exhibit 99.1 to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)      Exhibits
         --------

         99.1 The Registrant's May 17, 2001, press release announcing: (a) the election of Henry L. Meyer III to the post of chairman, (b) the election of Thomas C. Stevens to the Board of Directors and
                 (c) the Board's approval of a business plan to sharpen the Registrant's strategic focus and business performance.

ITEM 9. REGULATION FD DISCLOSURE

On May 17, 2001, the Registrant conducted a conference call/webcast to discuss a newly-approved business plan to sharpen the Registrant's strategic focus and business performance. The slide presentation reviewed by the Registrant in the conference call/webcast follows as Annex A to this Item 9.

                               Annex A to Item 9

                            STRATEGIC ANNOUNCEMENTS

                                     [LOGO]

                                  MAY 17, 2001

                PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
                      FORWARD-LOOKING STATEMENT DISCLOSURE

The conference call and discussion, including related questions and answers, and presentation materials, contain forward-looking statements about issues like anticipated second quarter and full-year 2001 earnings, anticipated level of net loan charge-offs and nonperforming assets and anticipated improvement in profitability and competitiveness. Forward-looking statements by their nature are subject to assumptions, risks and uncertainties. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: changes in interest rates; continued softening in the economy which could materially impact credit quality trends and the ability to generate loans; failure of the capital markets to function consistent with customary levels; delay in or inability to execute strategic initiatives designed to grow revenues and/or manage expenses; consummation of significant business combinations or divestitures; changes in law imposing new legal obligations or restrictions or unfavorable resolution of litigation; and changes in accounting, tax or regulatory practices or requirements.

                                                                          [LOGO]

                         TODAY'S STRATEGIC ANNOUNCEMENT

-    ACCELERATE DOWNSIZING OF AUTO LENDING BUSINESSES
     -    Exit leasing and de-emphasize indirect lending
     -    Write down goodwill
     -    Establish reserve for residual value insurance dispute

-    EXIT NON-RELATIONSHIP CORPORATE LENDING
     -    Structured finance
     -    Nationally syndicated, credit only relationships

                                                                          [LOGO]

                            ACCELERATE AUTO STRATEGY

-    DISCONTINUE NEW LEASE ORIGINATIONS

-    RESTRICT INDIRECT PRIME LENDING TO "FOOTPRINT" STATES

-    FOCUS ON EFFICIENCY ENHANCEMENTS

-    AUTO PORTFOLIO SHRINKS FROM $7 BILL. TO $3 BILL.

                                                                          [LOGO]

EXIT NON-RELATIONSHIP COMMERCIAL CREDITS

-    CREATE RUN-OFF PORTFOLIO
     -    Non-relationship leveraged credits                   $  815
     -    Non-relationship nationally syndicated credits        1,633
     -    Other                                                   252
                                                               ------
     -    Total portfolio (commitments)                        $2,700 mill.

-    PROVIDE SPECIAL RESERVE
     -    Approximately $300 mill. ($189 mill. after tax)

-    UTILIZE SPECIAL PROVISION TO LIQUIDATE PORTFOLIO
     -    No replenishment of special reserve

-    COMPOSITION OF RUN-OFF POOL
     -    Non-performing loans $ 257 mill.

                                                                          [LOGO]

                                                                               6
ANTICIPATED ALLOWANCE FOR LOAN LOSSES AND NET CHARGE-OFFS

DOLLARS IN MILLIONS

                          RUN-OFF PORTFOLIO     CONTINUING PORTFOLIO           TOTAL PORTFOLIO
                          -----------------     --------------------           ---------------
                              ALLOWANCE        ALLOWANCE      NET C/O       ALLOWANCE     NET C/O
                               BALANCE          BALANCE      TO LOANS        BALANCE      TO LOANS
                               -------          -------      --------        -------      --------

  BAU - June 30                   -                -             -             $1,001     .85 - .90
  Today's Actions                300               -             -              1,301         -
  Revised June 30                233             1,001       .60 - .65          1,234     .85 - .90


                                                                          [LOGO]

ANTICIPATED 2Q01 EARNINGS CHARGES

IN MILLIONS
                                             Pre-Tax          After-Tax
                                             -------          ---------

     Increase loan loss provision               $300              $189
     Residual value insurance reserve             40                25
     Increase litigation reserve                  20                13
     Other                                         3                 2
     Accounting Change
     (securitization valuations)                  37                23
                                                ----              ----
                                                 400               252
     Goodwill write-down                         150               150
                                                ----              ----
                               Total            $550              $402
                                                ====              ====


                                                                          [LOGO]

EARNINGS IMPACT OF CHARGES

                                                       FORECAST EPS
                                         ---------------------------------------
                                         SECOND QUARTER            FULL YEAR
                                              2001                    2001
                                              ----                    ----
PRE-PROVISION, PRE-CHARGES               $ .70 -  $ .74           $2.95 - $3.05
     % CHANGE/PRIOR YEAR                    6% - 12%                5% - 9%
LOAN LOSS PROVISION - CONTINUING             (.14)                   (.60)
CORE CHARGES:
     LOAN LOSS PROVISION - RUN-OFF           (.44)                   (.44)
     OTHER                                   (.06)                   (.04)
                                             ------                  ------
NET INCOME - CORE                        $ .06 -  $ .10           $1.87 - $1.97
OTHER CHARGES - NON CORE                     (.44)                   (.44)
                                             ------                  ------
NET INCOME - REPORTED                    $(.34) - $(.38)          $1.43 - $1.53

                                                                          [LOGO]

     SUMMARY

-    ACCELERATES DOWNSIZING OF AUTO BUSINESS

-    SHARPENS FOCUS ON RELATIONSHIP BUSINESSES

-    ADDRESSES CREDIT ISSUES AND IMPROVES EARNINGS OUTLOOK

-    MINOR IMPACT ON CAPITAL


                                                                          [LOGO]

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                         KEYCORP
                                          --------------------------------------
                                                      (Registrant)


Date:  May 17, 2001                                  /s/ Lee Irving
                                          --------------------------------------
                                          By:   Lee Irving
                                                Executive Vice President
                                                and Chief Accounting Officer